CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013
CONSOLIDATED BALANCE SHEETS [Abstract]
Trade receivables, allowances for doubtful accounts	$ 20	$ 20
Ordinary Shares, par value per share	$ 0.20	$ 0.20
Ordinary Shares, shares authorized	9,997,670	9,997,670
Ordinary Shares, shares issued	8,000,125	7,978,183
Ordinary Shares, shares outstanding	8,030,968	7,947,340